F o r  T a x-e x e m p t  I n c o m e


                                                     Delaware Tax-Free Utah Fund
                                       Delaware Tax-Free Washington Insured Fund

(Various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals


                                1999
                              Annual
                              Report


DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

A  T R A D I T I O N  O F  S O U N D  I N V E S T I N G

commitment

tax-exempt
        income

tradition

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments has approximately $47 billion in mutual fund assets and institutional advisory accounts under management for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Fund Objectives:
To seek as high a level of current income exempt from federal income tax and applicable state personal income taxes as is consistent with preservation of capital.

Table of Contents
  Letter to Shareholders                                       Page           1
  Portfolio Managers' Review                                   Page           4
     Delaware Tax-Free Utah Fund                               Page           5
     Delaware Tax-Free Washington
     Insured Fund                                              Page           6
  Performance Summary                                          Page           8
  Statements of Net Assets                                     Page          10
  Financial Highlights                                         Page          14

September 7, 1999

                                                                  for tax-exempt
                                                                      income

                                                                         1

Dear Shareholder:

Fiscal 1999 was a challenging year for both taxable and tax exempt fixed income investors. Just before our fiscal year began in August, debt problems in Russia and Brazil, along with ongoing concerns about recessions in Asia, created strong worldwide demand for U.S. Treasury bonds. Demand for Treasuries, during times of extreme market turbulence is often referred to as "a flight to quality."
   Early in the fall, slower corporate earnings growth also fueled demand for the relative safety of U.S. government debt. Prices for long-term Treasury bonds rose sharply, pushing yields to historic lows. As prices for U.S. Treasury bonds moved higher, municipal bonds seemed to offer exceptional value compared to Treasuries. Later in the fall, as demand for Treasuries reversed, an abundant supply of municipal bonds was met with relatively stable demand.
   As winter approached, three Federal Reserve interest rate cuts helped to restore investors' confidence in the U.S. economy and reduce concerns over global recession. This set the stage for the significant stock market recovery that started in the fourth quarter of 1998 and has continued since. In the spring of 1999, the Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time.
   During the spring and summer, fixed-income investments took second billing to equities. The performance of Treasury bonds suffered through June, as strength in the domestic economy reduced demand for "safe haven" investments. Though municipal bonds weren't such a clear value as they appeared in spring 1998 when yields on Treasury bonds and municipal bonds were nearly identical, in our view, tax-free bonds remained attractive compared to Treasury securities in early summer. The interest income you receive from investing in municipal bonds is free

We are, however, pleased that total returns for these two Delaware Municipal Bond Funds outpaced the returns of their respective Lipper peer groups.

ANNUAL Total Returns
------------------------------------------------------------------------------------------------
                                                              One Year Ended August 31, 1999
------------------------------------------------------------------------------------------------
 Delaware Tax-Free Utah Fund Class A                                      -0.14%
 Lipper Other State Municipal Debt Fund Average (79 Funds)                -0.92%
------------------------------------------------------------------------------------------------
 Delaware Tax-Free Washington Insured
   Fund Class A                                                           -1.51%
 Lipper Washington Municipal Debt Fund Average (7 funds)                  -4.34%
------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index                                     +0.50%
------------------------------------------------------------------------------------------------
 Lehman Brothers Insured Municipal Bond Index                             -0.29%
------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of distributions.
Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives. The unmanaged
Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Complete performance information for both funds can be found on pages 8 and 9.

for tax-exempt
   income

      2


from federal income taxes. Some income may be subject to the alternative minimum tax (AMT) for investors who are subject to that tax. The AMT is a federal tax designed to ensure that wealthy individuals and corporations pay at least some income tax.
   On June 30, the Federal Reserve Board raised the Fed Funds rate, its target rate for overnight loans between banks, by a quarter of a percentage point citing inflationary concerns. The Treasury market improved as a result, posting solid gains into the first week of July. Although they have some important differences, municipal bonds typically move in lock-step with Treasuries--and the muni market improved during this time period as well. Even U.S. equity indexes hit new records following the rate increase (Source: Bloomberg).
   On August 24th, The Federal Reserve again raised interest rates by a quarter of a percentage point, the second increase in less than two months, saying the action should help avert inflation while allowing the nation's long economic expansion to continue. The Dow Jones Industrial Average reacted favorably to the interest rate increase, reaching an all-time high of 11,326 on August 25, 1999 (Source: Bloomberg).
   Municipals weathered the turbulence in the fixed income arena better than Treasuries this past year. The 30-year U.S. Treasury bond yield stood at 6.21%, while 30-year AAA-rated general obligation municipal bonds closed at 5.52% on August 31, 1999. In essence, the yields of municipal general obligations were at 89% of Treasuries, before tax rates (Source: Bloomberg). As mentioned previously, municipal bonds provide even better yield after taxes are taken into account because the interest income from municipal bonds is generally free from federal income taxes.
   Despite increasing yields, municipal bonds, like most fixed-income instruments, did not deliver exceptional total return for the fiscal year ending August 31. Delaware's Tax-Free Utah Fund and Tax-Free Washington Insured Fund were no exception--both Funds were down slightly for the fiscal year. We are, however, pleased that total returns for these two Delaware Municipal Bond Funds outpaced the returns of their respective Lipper peer groups.
   Please see the Portfolio Managers' Review for a discussion of individual fund performance.
   Looking forward, we believe taxable and tax-exempt bonds may remain in the shadow of stocks as long as economic growth and the roaring bull market continue in 1999. However, we still believe fixed income investments play a vital role in well-balanced portfolios. Tax-exempt municipal bonds, which your fund holds, remain especially popular with investors for good reason. They offer a wide range of benefits, including:

o Attractive current income free from federal, and in some cases, state and local taxes
o Relatively dependable income
o Wide range of choices--investment quality, maturity, type of bond and geographical location--to fit in with your investment objectives.

   In the pages that follow, your Funds' portfolio managers, Elizabeth H.
Howell,

discipline
                                                                  for tax-exempt
                                                                      income

                                                                         3

and Andrew M. McCullagh, Jr. review the positioning of your municipal bond funds and provide an outlook for the remainder of the year.
   Unfortunately, due to limited appeal for single-state municipal bond funds in Washington and Utah, we are liquidating both the Delaware Tax-Free Utah Fund and Delaware Tax-Free Washington Insured Fund on November 18, 1999. Please see the boxed section below for more information. As a shareholder you have the opportunity to exchange your shares of the Fund for shares of Delaware Tax-Free Insured Fund, our national tax-free municipal bond fund, or any other Delaware Investments Fund. We hope we will be able to meet your tax advantaged investment needs through one of our other 27 municipal bond funds. We thank you for investing with Delaware Investments.

Sincerely,


/s/ Wayne A. Stork
------------------------------------
Wayne A. Stork
Chairman
Delaware Investments Family of Funds

/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds


Important Information About Your Fund

   Due to limited appeal for single-state municipal bond funds in Washington and Utah, Delaware Tax-Free Utah Fund and Delaware Tax-Free Washington Insured Fund are both scheduled to be liquidated on November 18, 1999. As a shareholder you have the opportunity to exchange your shares of the Fund for shares of Delaware Tax-Free Insured Fund, our national tax-free municipal bond fund, or any other Delaware Investments Fund. You can make an exchange by:

o Calling our Shareholder Service Center at 1.800.523.1918
o Mailing the Exchange Form (which was sent to you in a previous letter) to:

  Delaware Investments
  1818 Market Street
  Philadelphia, PA 19103-3682
  Attn: Account Services

   You will not be charged any fees or sales charges for this exchange, though you should be aware that the transaction could have tax implications for you. A 1999 1099-B will be generated for exchanges or redemptions from your Fund. Please discuss your specific situation with your tax adviser.
   If you do not exchange or redeem your shares before the fund closes, your shares will be automatically redeemed and a check will be sent to your address of record. No contingent deferred sales charges will be deducted for this redemption. You will then have up to one year to reinvest those proceeds into any Delaware Investments fund at net asset value.
   Delaware Investments has a long tradition of sound investing and commitment to shareholder service. If you have any questions about your account, our Shareholder Service representatives are ready to assist you. Call us at 1.800.523.1918.

for tax-exempt
   income

      4

Portfolio Managers' Review

Elizabeth H. Howell
Vice President and Senior Portfolio Manager
Andrew M. McCullagh, Jr.
Vice President and Senior Portfolio Manager
September 18, 1999

Overview
In late summer and fall of 1998, state and local governments issued municipal bonds at near-record levels, led by education, transportation and health care issues. New U.S. municipal bond issuance reached $285 billion in 1998, second only to the record $292 billion sold in 1993 (Source: The Bond Buyer).
   This provided us with ample opportunities to select bonds with solid credit ratings, high current income potential and the possibility of price appreciation. The large municipal bond supply, however, slightly exceeded investor demand, which temporarily stifled price gains. This led to disappointing returns in early 1999.
   New bond issuance cooled off considerably over the first three months of 1999, then picked back up again in March. This higher supply was sustained throughout the summer. Still, for example, total supply in the state of Utah from January through August 31, 1999 was down 31.0% from the same period in fiscal 1998. Mild demand for municipal bonds in the summer kept prices in check, which meant these securities continued to offer good values relative to Treasury bonds.
   Prices of most fixed income securities declined this past year as the stock market grabbed the headlines. Municipal bonds were no exception. Despite a difficult year, the municipal bond market began gaining luster late in the summer as the yield gap between municipals and Treasury securities narrowed.
   Less than two weeks after the Federal Reserve raised its Federal funds target rate a second time on August 24 (by 0.25%), high-quality municipal bonds were, in our opinion, still looking extraordinarily attractive relative to Treasury bonds. As of August 31, 1999, municipal bond investors were giving up very little yield in return for freedom from certain taxes.
   A couple of factors are at play in the improving municipal market:

o Treasury bond supply has been steadily tapering off this past spring and summer,

Despite a difficult year, the municipal bond market began gaining luster late in the summer as the yield gap between municipals and Treasury securities narrowed.

market
   overview


(photo of computer keyboard)
                                                                  for tax-exempt
                                                                      income
  pushing prices higher. This made Treasuries relatively more expensive compared to municipal bonds. For nearly two decades, the government securities market has grown exponentially (Source: Bloomberg). The government relied upon Treasuries to help it finance the nation's $5.5 trillion in debt. Now, with a back-to-back budget surplus occurring for the first time since 1956 and 1957, Treasury bonds are becoming relatively scarce (Source: Bloomberg).

o Moreover, a robust U.S. economy has improved the credit quality of many municipal bond jurisdictions, so default risk for high-quality municipal bonds is relatively low.

   In our view, the single biggest factor weighing down municipal bonds now is the take-no-prisoners bull market in stocks. Against annual double-digit gains in the stock market, the yield on municipals tends to look undersized.


Delaware Tax-Free Utah Fund
Delaware Tax-Free Utah Fund had a total return of -0.14% (Class A shares at net asset value with distributions reinvested) for the one year ended August 31, 1999.
   Although this return was slightly negative for the year, we succeeded in preserving capital to a greater degree than the Lipper Other States Municipal Debt Fund Average.
   We maintained a conservative stance in regard to the Fund's average duration in order to preserve capital to the greatest extent possible before the Fund's scheduled closing on November 18, 1999. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Tax-Free Utah Fund had an average duration of only 6.7 years at the close of its fiscal year. This strategy proved effective for us, allowing the Fund to tax-free
      utah

Portfolio Highlights
------------------------------------------------------------------------------------------------
August 31, 1999
                                                                               Delaware
                                                   Delaware Tax-Free      Tax-Free Washington
                                                      Utah Fund              Insured Fund
------------------------------------------------------------------------------------------------
 Average Duration                                     6.7 years                8.7 years
 Average Effective Maturity*                         10.7 years               14.0 years
 Average Maturity**                                  18.5 years               21.3 years
 Alternative Minimum Tax***                          14.22%                   13.88%
------------------------------------------------------------------------------------------------
 Current 30-Day SEC Yield+
    Class A                                        4.31% (3.80%)             4.45% (3.94%)
    Class B                                        3.73% (3.19%)             3.87% (3.33%)
    Class C                                          --     --               3.87% (3.34%)
------------------------------------------------------------------------------------------------
   *Average effective maturity takes into consideration all prepayments, puts and adjustable coupons.
  **Average maturity is the stated maturity on the bond and does not take into account any prepayments.
 ***Percentage of income generated for the year ended August 31, 1999 that was subject to the federal alternative minimum tax.
   +Calculated according to Securities and Exchange Commission guidelines. An expense limitation for each Fund was in effect for the period shown. Yields may have been lower without the limitation. Yields prior to expense limitation shown in parentheses.

(photo of globe)
for tax-exempt
   income

      6

preserve principal better than many of its peers when interest rates rose this past summer.
   Economic expansion continues in Utah as corporations and residents prepare for the 2002 Winter Olympics. This colossal event has inspired a population growth spurt and a construction boom. Utah boasts extremely low unemployment and a good business environment--factors that have attracted people to the area. All of this has contributed to rising property values.

Delaware Tax-Free Washington Insured Fund
Delaware Tax-Free Washington Insured Fund had a total return of -1.51% (Class A Shares at net asset value with distributions reinvested) for the one year ended August 31, 1999. We succeeded in preserving capital to a greater degree than the Lipper Washington State Municipal Debt Fund Average which delivered a -4.34% return for the same one year period.
   In fiscal 1999, more than 50% of all new municipal issues carried insurance according to Securities Data Corporation, up from 23% of all new municipal issues in fiscal 1998. This demonstrates growing demand for the added security of insured municipal bonds. Delaware Tax-Free Washington Insured Fund invests in bonds protected by private insurance, which guarantees the timely payment of principal and interest. All of these insured bonds in the Fund carry AAA ratings.

   We maintained a somewhat aggressive stance in regard to the Fund's average duration. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Delaware Tax-Free Washington Insured Fund had an average duration of 8.7 years at the close of its fiscal year. This strategy proved effective for us, allowing the Fund to deliver high income. This resulted in the Fund providing a greater total return for the year than all other Washington state municipal bond funds tracked by Lipper.

Outlook
The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth (about 3% annually) for the remainder of this year. We don't think this will create an inflationary environment if labor productivity can maintain respectable gains.
   We also believe the Federal Reserve's two rate increases represented fine-tuning rather than fundamental changes in policy. Both actions were made by the central bank in an attempt to avert inflation while allowing the nation's long economic expansion to continue.

tax-free
     washington
                                                                  for tax-exempt
                                                                      income

                                                                         7

(photo of couple talking with financial advisor)


   Having now taken back two of last fall's three rate cuts, the Fed did leave open the possibility that it could raise rates a third time this year. We believe they would do so if economic data showed inflationary pressure in the form of a sharp decline in unemployment, further big wage increases or a substantial rise in the Consumer Price Index, an index that tracks U.S. inflationary levels in percentage points. For the most part, we think the Fed is finished for the year, with any threat of inflation now contained.
   In the coming year, we think that municipal bond prices have the potential to rise. Because municipal bonds are generally not subject to the ebb and flow of foreign demand, like Treasuries, they have been far more stable the last two years. According to Bloomberg, over the last two years as of August 31, the price of 10-year Treasuries was three times as volatile as municipal bond prices based on standard deviation. We believe more investors will flock to municipal bonds in the months ahead and drive up demand.
   If prices rise, state municipal bond mutual funds have the potential to rise in value. We see the possibility of attractive capital appreciation considering that municipal prices would have to rise significantly in order to push their yields down to historical 85% yield levels as compared to Treasuries.
   If U.S. economic growth slows modestly for the remainder of 1999, which we think it will, the Federal Reserve is less likely to raise short-term rates. Bonds will likely breathe a sigh of relief and long-term interest rates could fall. From an economic perspective, we believe inflation remains tame. We feel that municipal bonds, at their reasonable current prices, should offer investors good value in the remainder of 1999.
   Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to taxable investment income. In our view, investors seeking to diversify their portfolios with less volatile investments will find attractive opportunities in municipal bonds and municipal bond funds. As we mentioned previously in this annual report, due to limited appeal for single-state municipal bond funds in Washington and Utah, we are liquidating both the Delaware Tax-Free Utah Fund and Delaware Tax-Free Washington Insured Fund on November 18, 1999. As a shareholder you have the opportunity to exchange your shares of the Fund for shares of Delaware Tax-Free Insured Fund, our national tax-free municipal bond fund, or any other Delaware Investments Fund.
   We hope we will be able to meet your tax advantaged investment needs through one of our other 27 municipal bond funds in the near future. We thank you for investing with Delaware Investments.

outlook
for tax-exempt
   income

      8

Performance Summary

DELAWARE TAX-FREE UTAH FUND'S
LIFETIME PERFORMANCE


Growth of a $10,000 Investment
October 5, 1992 through August 31, 1999

                                                            Oct-92   Aug-93   Aug-94   Aug-95   Aug-96   Aug-97   Aug-98   Aug-99
Lehman Brothers Municipal Bond Index                        $10,000  $11,258  $11,274  $12,273  $12,916  $14,110  $15,330  $15,414
Delaware Tax-Free Utah Fund A Class                         $ 9,625  $11,145  $11,191  $12,020  $12,749  $13,879  $15,135  $15,113
Lipper Other States Municipal Debt Funds Average (13 funds) $10,000  $11,069  $11,104  $11,899  $12,524  $13,520  $14,502  $14,458

Chart assumes a $10,000 investment on October 5, 1992, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from many states. The unmanaged Lehman Brothers Municipal Bond Index is composed of bonds with a variety of quality ratings from many states. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

 DELAWARE TAX-FREE UTAH FUND'S PERFORMANCE
--------------------------------------------------------------------------------
 Average Annual Total Returns through August 31, 1999

                                       Lifetime      Five Years      One Year
--------------------------------------------------------------------------------
 Class A (Est. 10/5/92)
    Excluding Sales Charge              +6.81%         +6.20%       -0.14%
    Including Sales Charge              +6.22%         +5.39%       -3.92%
--------------------------------------------------------------------------------
 Class B (Est. 5/27/95)
    Excluding Sales Charge              +4.95%                      -0.89%
    Including Sales Charge              +4.55%                      -4.67%
--------------------------------------------------------------------------------

Performance for all Classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

                                                                  for tax-exempt
                                                                      income

                                                                         9


DELAWARE TAX-FREE WASHINGTON INSURED FUND'S
LONG-TIME PERFORMANCE

Growth of a $10,000 Investment
August 1, 1993 through August 31, 1999
                                                          Aug-93   Aug-94   Aug-95   Aug-96   Aug-97   Aug-98   Aug-99
Lehman Brothers Municipal Bond Index                      $10,000  $10,014  $10,902  $11,473  $12,533  $13,617  $13,692
Delaware Tax Free Washington Insured Fund A Class           9,625   10,084   10,830   11,518   12,624   13,817   13,608
Lipper Washington Municipal Debt Fund Average (3 funds)    10,000    9,783   10,554   11,168   12,240   13,361   13,084

Chart assumes a $10,000 investment on August 1, 1993, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from Washington. The unmanaged Lehman Brothers Municipal Bond Index is composed of bonds with a variety of quality ratings from many states. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

 DELAWARE TAX-FREE WASHINGTON INSURED FUND'S PERFORMANCE
--------------------------------------------------------------------------------
 Average Annual Total Returns through August 31, 1999

                                    Lifetime        Five Years         One Year
--------------------------------------------------------------------------------
 Class A (Est. 8/1/93)
    Excluding Sales Charge           +5.88%           +6.18%            -1.51%
    Including Sales Charge           +5.21%           +5.38%            -5.17%
--------------------------------------------------------------------------------
 Class B (Est. 10/24/95)
    Excluding Sales Charge           +4.58%                             -2.24%
    Including Sales Charge           +3.89%                             -6.00%
--------------------------------------------------------------------------------
 Class C (Est. 4/21/95)
    Excluding Sales Charge           +5.05%                             -2.34%
    Including Sales Charge           +5.05%                             -3.28%

 Performance for all Classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

 Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
 Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
 Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

10 for tax-exempt income

Financial Statements

VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE UTAH FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

--------------------------------------------------------------------------------
                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.27%
HIGHER EDUCATION REVENUE BONDS - 32.71%
Salt Lake County, Utah College (Westminster
   College Project) 5.75% 10/1/27 ...................... $160,000    $149,664
Southern Utah University Board of Regents
   (AMBAC) 6.35% 05/01/10 ..............................  150,000     159,561
Southern Utah University Pavilion Student Fee
   6.30% 6/1/16 ........................................  390,000     398,084
Utah State Board of Regents (MBIA) 5.875%
   7/1/21 ..............................................  100,000     101,534
Utah State Board of Regents (AMBAC) 6.30%
   6/1/12 ..............................................  100,000     106,087
                                                                    ---------
                                                                      914,930
                                                                    ---------
HOUSING REVENUE BONDS - 26.18%
Clearfield City, Utah Multi-Family Revenue Federal
   Housing Authority (Oakstone Apartments)
   Series A 5.75% 11/1/27 ..............................  150,000     147,197
Salt Lake City Multi-Family Housing Authority
   6.00% 4/1/25 ........................................  100,000     100,175
Salt Lake County Housing Authority Multi-Family
   (Bridgeside) (FHA) 6.30% 11/1/28 ....................  270,000     278,303
Utah Housing Finance Multi-Family (Cottonwood
   Project) (FNMA) 6.30% 7/1/15 ........................  200,000     206,616
                                                                    ---------
                                                                      732,291
                                                                    ---------
LEASES/CERTIFICATES OF PARTICIPATION - 9.90%
Weber County, Utah Municipal Building Authority
   Lease Revenue 5.75% 12/15/19 ........................  175,000     173,740
West Valley City, Utah Municipal Building Authority
   Lease Revenue 6.00% 1/15/10 .........................  100,000     103,244
                                                                    ---------
                                                                      276,984
                                                                    ---------
*PRE-REFUNDED BONDS - 18.97%
Iron County School District 6.50% (MBIA)
   1/15/13-05 ..........................................  100,000     108,839
Provo, Utah City School District 6.25%
   6/15/13-02 ..........................................  100,000     106,778
Salt Lake City Municipal Building Authority Lease
   Revenue Series A 6.375% 10/1/12-02 ..................  100,000     106,736
Salt Lake County Service Area # 1 6.00%
   12/15/12-02 .........................................  100,000     103,648
Weber State University Board of Regents 6.25%
   (MBIA) 4/1/10-02 ....................................  100,000     104,781
                                                                    ---------
                                                                      530,782
                                                                    ---------
WATER & SEWER REVENUE BONDS - 8.51%
Utah Water Finance Agency Revenue 5.40%
   10/1/24 .............................................  250,000     238,125
                                                                    ---------
                                                                      238,125
                                                                    ---------
Total Municipal Bonds (cost $2,627,801) ................            2,693,112
                                                                    ---------

--------------------------------------------------------------------------------
                                                         NUMBER OF    MARKET
                                                          SHARES      VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.60%
Norwest Advantage Municipal Money Market Fund ...........  72,767     $72,767
                                                                   ----------
Total Short-Term Investments (cost $72,767) .............              72,767
                                                                   ----------

TOTAL MARKET VALUE OF SECURITIES - 98.87%
   (COST $2,700,568) ............................................  $2,765,879
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.13% ...................................      31,636
                                                                   ----------
NET ASSETS APPLICABLE TO 258,698 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................  $2,797,515
                                                                   ==========

NET ASSET VALUE - TAX-FREE UTAH FUND CLASS A
   ($2,264,448 / 209,419 SHARES) ....................................  $10.81
                                                                       ======
NET ASSET VALUE - TAX-FREE UTAH FUND CLASS B
   ($533,056 / 49,278 SHARES) .......................................  $10.82
                                                                       ======
NET ASSET VALUE - TAX-FREE UTAH FUND CLASS C
   ($10.81 / 1 SHARE) ...............................................  $10.81
                                                                       ======
-------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
     FHA - Insured by the Federal Housing Administration
    FNMA - Insured by the Federal National Mortgage Association
    MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free Utah Fund Class A and 1,000,000,000
   shares allocated to Tax-Free Utah Fund Class B and
   1,000,000,000 shares allocated to Tax-Free Utah Fund Class C... $2,733,188
Accumulated net realized loss on investments .....................       (984)
Net unrealized appreciation of investments .......................     65,311
                                                                   ----------
Total net assets ................................................. $2,797,515
                                                                   ==========

NET ASSET VALUE AND OFFERING PRICE -
   TAX-FREE UTAH FUND
Net asset value per share Class A (A) ................................ $10.81
Sales charge (3.75% of offering price or 3.89% of amount
  invested per share) (B) ............................................   0.42
                                                                       ------
Offering price ....................................................... $11.23
                                                                       ======
-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 11

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE WASHINGTON INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.89%
GENERAL OBLIGATION BONDS - 14.06%
Benton County Independent School District #116
   (FGIC) 5.80% 12/1/10 ................................ $100,000    $104,074
Bothell (AMBAC) 5.70% 12/1/10 ..........................   75,000      77,253
Kent Washington Series A (MBIA) 6.00%
   12/1/16 .............................................  100,000     105,204
King County Kent School District #415 (MBIA)
   5.55% 12/1/11 .......................................   75,000      77,212
King County Washington Series B (MBIA)
   4.75% 1/1/20 ........................................  125,000     109,575
Snohomish County (MBIA) 5.90% 12/1/15 ..................   75,000      78,074
Washington State Series 93A Utility General
   Obligation (FGIC) 5.75% 10/1/17 .....................  100,000     100,913
                                                                    ---------
                                                                      652,305
                                                                    ---------
HIGHER EDUCATION REVENUE BONDS - 13.26%
Washington Higher Education Pacific Lutheran
   College (Connie Lee) 5.70% 11/1/26 ..................  200,000     197,802
Washington State Higher Education Facilities
   (MBIA) 5.00% 10/1/28 Whitworth College
   Project .............................................   75,000      66,806
Washington State Higher Educational Facilities
   Seattle University Project (AMBAC) 5.20%
   5/1/28 ..............................................  150,000     138,269
Washington State University: Housing & Dining
   System (MBIA) 6.375% 10/1/18 ........................  200,000     212,084
                                                                    ---------
                                                                      614,961
                                                                    ---------
HOSPITAL REVENUE BONDS - 15.59%
University Of Washington Medical Center (FSA)
   6.30% 8/15/14 .......................................  200,000     213,018
Washington State Health Care Facility Authority
   Revenue Multicare Health Systems (MBIA)
   5.00% 8/15/22 .......................................  250,000     223,050
Washington State Health Care Facility Authority
   Revenue Peace Health (MBIA) 5.625%
   11/15/15 ............................................  100,000     100,545
Washington State Health Care Facility Authority
   Revenue Swedish Health Systems (AMBAC)
   5.25% 11/15/26 ......................................  100,000      92,511
Washington State Health Care Facility Authority
   Revenue Yakima Valley Memorial Hospital
   (Connie Lee) 5.25% 12/1/20 ..........................  100,000      94,019
                                                                    ---------
                                                                      723,143
                                                                    ---------
HOUSING REVENUE BONDS - 18.73%
King County, Washington Housing Authority-
   Fred Lind Manor Project-A (GNMA) 6.672%
   6/20/32 .............................................  200,000     212,058
Kitsap County Housing (GNMA) 7.10% 2/20/36 .............  200,000     215,288
Washington State Housing Finance
   Commonwealth Multi-Family Mortgage
   Revenue A (GNMA) 6.00% 7/1/30 .......................   60,000      61,081

--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)

Washington State Housing Finance - Single
   Family Series 2A (GNMA) (AMT) 6.30%
   12/1/27 ............................................. $180,000    $185,661
Washington State Housing Single Family
   Mortgage Revenue (GNMA) 6.20% 12/1/22 ...............  190,000     194,813
                                                                    ---------
                                                                      868,901
                                                                    ---------
INDUSTRIAL DEVELOPMENT REVENUE BOND - 1.70%
University Of Washington Parking Revenue
   (AMBAC) 6.125% 11/1/14 ...............................  75,000      78,960
                                                                    ---------
                                                                       78,960
                                                                    ---------
POWER AUTHORITY REVENUE BONDS - 16.55%
Grant County Public #2 Wanapum (MBIA)
   5.875% 1/1/26 ........................................ 100,000     101,337
Grant County Washington Public Utilities District
   #2 Preist Rapids Hydro Electric Series 2A
   (MBIA) 5.25% 1/1/18 .................................. 500,000     461,740
Kittitas County Public #1 (MBIA) 5.80% 12/1/20 .......... 100,000     101,465
Washington State Public Power #1 (MBIA)
   5.75% 7/1/12 ......................................... 100,000     103,203
                                                                    ---------
                                                                      767,745
                                                                    ---------
*PRE-REFUNDED BONDS - 4.04%
Clark County School District #114 (FGIC) 6.00%
   12/1/11-05 ...........................................  75,000      80,553
Vancouver Water And Sewer Revenue (FGIC)
   6.00% 6/1/16-05 ...................................... 100,000     106,625
                                                                    ---------
                                                                      187,178
                                                                    ---------
TRANSPORTATION REVENUE BONDS - 3.91%
Port Seattle Washington Passenger Facilities (MBIA)
   Charge Revenue Series A 5.00% 12/1/23 ................ 150,000     133,577
Port Tacoma Washington (AMBAC)
   5.30% 12/1/17 ........................................  50,000      47,691
                                                                    ---------
                                                                      181,268
                                                                    ---------
WATER & SEWER REVENUE BONDS - 7.36%
Covington Water District Revenue (AMBAC)
   6.00% 3/1/15 .........................................  75,000      77,366
Olympia Washington Water and Sewer (FGIC)
   5.125% 11/1/17 ....................................... 100,000      93,862
Seattle Metropolitan Sewer Revenue (FGIC)
   5.70% 1/1/14 .........................................  75,000      76,615
Seattle Washington Water Revenue (FGIC)
   5.25% 3/1/24 ......................................... 100,000      93,349
                                                                    ---------
                                                                      341,192
                                                                    ---------
OTHER REVENUE BONDS - 2.69%
Central Puget Sound Washington Regional
   Transportation Authority (FGIC) 4.75%
   2/1/28 ............................................... 150,000     124,925
                                                                    ---------
                                                                      124,925
                                                                    ---------
Total Municipal Bonds (cost $4,550,291) .................           4,540,578
                                                                    ---------

12 for tax-exempt income

DELAWARE TAX-FREE WASHINGTON INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------
                                                         NUMBER OF    MARKET
                                                           SHARES     VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 10.01%
Dreyfus Tax-Exempt Cash Management Inc. ................. 232,452    $232,452
Norwest Advantage Municipal Money Market Fund ........... 232,130     232,130
                                                                    ---------
Total Short-Term Investments (cost $464,582) ............             464,582
                                                                    ---------

TOTAL MARKET VALUE OF SECURITIES
   (cost $5,014,873) - 107.90% ..................................  $5,005,160
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (7.90%)** .....    (366,539)
                                                                   ----------
NET ASSETS APPLICABLE TO 453,627 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................  $4,638,621
                                                                   ==========

NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND CLASS A
   ($3,005,117 / 294,011 SHARES) ..................................... $10.22
                                                                       ======
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND CLASS B
   ($1,436,081 / 140,306 SHARES) ..................................... $10.24
                                                                       ======
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND CLASS C
   ($197,423 / 19,310 SHARES) ........................................ $10.22
                                                                       ======
-------------
Summary of Abbreviations:
     AMBAC - Insured by the AMBAC Indemnity Corporation
       AMT - Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association
      FGIC - Insured by the Financial Guaranty Insurance Company
       FSA - Insured by the Financial Security Assurance
      GNMA - Insured by the Government National Mortgage Association
      MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Washington Insured Fund ....................... $4,729,074
Accumulated net realized loss on investments .....................    (80,740)
Net unrealized depreciation of investments .......................     (9,713)
                                                                   ----------
Total net assets ................................................. $4,638,621
                                                                   ==========
---------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Of this amount, $491,890 represents payable for security purchased at August 31, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE WASHINGTON INSURED FUND
Net asset value Class A (A) .......................................... $10.22
Sales charge (3.75% of offering price or 3.91% of amount
   invested per share) (B) ...........................................   0.40
                                                                       ------
Offering price ....................................................... $10.62
                                                                       ======
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                        TAX-FREE      TAX-FREE
                                                          UTAH       WASHINGTON
                                                          FUND      INSURED FUND
                                                      -----------  -------------
INVESTMENT INCOME:
Interest ..............................................  $180,330    $230,589

EXPENSES:
Management fees .......................................    16,554      21,284
Distribution expense ..................................    12,572      23,467
Dividend disbursing and transfer agent fees
   and expenses .......................................     7,705       8,737
Accounting and administration .........................     1,330       1,675
Reports and statements to shareholders ................       375       1,393
Professional fees .....................................     2,070       7,500
Registration fees .....................................       650       1,514
Custodian fees ........................................     1,240       1,490
Taxes (other than taxes on income) ....................     1,300       1,194
Directors' fees .......................................       760         573
Other .................................................       852       4,794
                                                        ---------   ---------
                                                           45,408      73,621
                                                        ---------   ---------
Less expenses absorbed or waived ......................   (13,557)    (38,509)
Less expenses paid indirectly .........................       (74)        (98)
                                                        ---------   ---------
Total operating expenses
   (before interest expense) ..........................    31,777      35,014
Interest expense ......................................        88          --
                                                        ---------   ---------
Total expenses ........................................    31,865      35,014
                                                        ---------   ---------

NET INVESTMENT INCOME .................................   148,465     195,575
                                                        ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments ......................    26,183          --
Net change in unrealized appreciation/depreciation
   of investments .....................................  (173,375)   (287,880)
                                                        ---------   ---------

NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS ........................................  (147,192)   (287,880)
                                                        ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................    $1,273    ($92,305)
                                                        =========    ========

                             See accompanying notes
                                                        for tax-exempt income 13

Voyageur Investment Trust
Statements of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                             Tax-Free Utah Fund
                                                          ------------------------------------------------------
                                                           Year ended        Eight months ended       Year ended
                                                             8/31/99              8/31/98              12/31/97
Increase (Decrease) In Net Assets From Operations:
Net investment income ............................         $   148,465          $   115,621          $   197,470
Net realized gain on investments .................              26,183               33,973               57,047
Net change in unrealized appreciation/depreciation
   of investments ................................            (173,375)                 270              111,041
                                                           -----------          -----------          -----------
Net increase (decrease) in net assets resulting
   from operations ...............................               1,273              149,864              365,558
                                                           -----------          -----------          -----------

Distributions To Shareholders From:
Net investment income:
   Class A .......................................            (123,961)             (99,545)            (178,847)
   Class B .......................................             (24,504)             (16,076)             (20,903)
   Class C .......................................                --                   --                   --
Net realized gain on investments:
   Class A .......................................             (19,377)                --                   --
   Class B .......................................              (4,497)                --                   --
   Class C .......................................                --                   --                   --
                                                           -----------          -----------          -----------
                                                              (172,339)            (115,621)            (199,750)
                                                           -----------          -----------          -----------
Capital Share Transactions:
Proceeds from shares sold:
   Class A .......................................             130,282              114,506              199,784
   Class B .......................................             111,185               32,104              133,701
   Class C .......................................                --                   --                   --
Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   Class A .......................................              43,163               30,175               61,141
   Class B .......................................              21,340               11,858               18,642
   Class C .......................................                --                   --                   --
                                                           -----------          -----------          -----------
                                                               305,970              188,643              413,268
                                                           -----------          -----------          -----------
Cost of shares repurchased:
   Class A .......................................            (573,422)            (592,413)          (1,040,871)
   Class B .......................................            (175,089)                --                (15,563)
   Class C .......................................                --                   --                   --
                                                           -----------          -----------          -----------
                                                              (748,511)            (592,413)          (1,056,434)
                                                           -----------          -----------          -----------
Increase (decrease) in net assets derived from
   capital share transactions ....................            (442,541)            (403,770)            (643,166)
                                                           -----------          -----------          -----------

Net Increase (Decrease) In Net Assets ............            (613,607)            (369,527)            (477,358)

Net Assets:
Beginning of period ..............................           3,411,122            3,780,649            4,258,007
                                                           -----------          -----------          -----------
End of period ....................................         $ 2,797,515          $ 3,411,122          $ 3,780,649
                                                           ===========          ===========          ===========

[RESTUBBED TABLE]

                                                                      Tax-Free Washington Insured Fund
                                                          ------------------------------------------------------
                                                           Year ended        Eight months ended       Year ended
                                                             8/31/99              8/31/98              12/31/97
Increase (Decrease) In Net Assets From Operations:
Net investment income ............................         $   195,575          $   112,796          $   156,411
Net realized gain on investments .................                --                   --                     38
Net change in unrealized appreciation/depreciation
   of investments ................................            (287,880)              45,476              141,117
                                                           -----------          -----------          -----------
Net increase (decrease) in net assets resulting
   from operations ...............................             (92,305)             158,272              297,566
                                                           -----------          -----------          -----------

Distributions To Shareholders From:
Net investment income:
   Class A .......................................            (123,479)             (76,929)            (125,449)
   Class B .......................................             (61,678)             (31,959)             (30,887)
   Class C .......................................             (10,418)              (3,908)              (1,855)
Net realized gain on investments:
   Class A .......................................                --                   --                   --
   Class B .......................................                --                   --                   --
   Class C .......................................                --                   --                   --
                                                           -----------          -----------          -----------
                                                              (195,575)            (112,796)            (158,191)
                                                           -----------          -----------          -----------
Capital Share Transactions:
Proceeds from shares sold:
   Class A .......................................             934,595              109,476              404,281
   Class B .......................................             355,602              336,594              522,233
   Class C .......................................              15,572              230,500               46,196
Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   Class A .......................................              62,171               35,377               63,054
   Class B .......................................              33,134               18,593               19,999
   Class C .......................................               9,076                2,988                  913
                                                           -----------          -----------          -----------
                                                             1,410,150              733,528            1,056,676
                                                           -----------          -----------          -----------
Cost of shares repurchased:
   Class A .......................................            (139,416)            (219,070)            (577,974)
   Class B .......................................            (160,502)             (29,422)            (131,521)
   Class C .......................................             (97,015)             (21,200)                --
                                                           -----------          -----------          -----------
                                                              (396,933)            (269,692)            (709,495)
                                                           -----------          -----------          -----------
Increase (decrease) in net assets derived from
   capital share transactions ....................           1,013,217              463,836              347,181
                                                           -----------          -----------          -----------

Net Increase (Decrease) In Net Assets ............             725,337              509,312              486,556

Net Assets:
Beginning of period ..............................           3,913,284            3,403,972            2,917,416
                                                           -----------          -----------          -----------
End of period ....................................         $ 4,638,621          $ 3,913,284          $ 3,403,972
                                                           ===========          ===========          ===========


                             See accompanying notes

14 for tax-exempt income

Voyageur Investment Trust
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Tax-Free Utah Fund - Class A
                                                                   ------------------------------------------------------
                                                                     Year       Eight months       Year            Year
                                                                     ended          ended          ended           ended
                                                                    8/31/99       8/31/98(1)     12/31/97(2)     12/31/96
Net asset value, beginning of period ...........................    $11.440        $11.330         $10.840        $11.040

Income (loss) from investment operations:
   Net investment income .......................................      0.539          0.372           0.565          0.550
   Net realized and unrealized gain (loss) on investments ......     (0.546)         0.110           0.495         (0.200)
                                                                   --------       --------        --------       --------
   Total from investment operations.............................     (0.007)         0.482           1.060          0.350
                                                                   --------       --------        --------       --------

Less dividends and distributions:
   Dividends from net investment income.........................     (0.539)        (0.372)         (0.570)        (0.550)
   Distributions from net realized gains on investments ........     (0.084)        --              --             --
                                                                   --------       --------        --------       --------
   Total dividends and distributions............................     (0.623)        (0.372)         (0.570)        (0.550)
                                                                   --------       --------        --------       --------
Net asset value, end of period .................................    $10.810        $11.440         $11.330        $10.840
                                                                   ========       ========        ========       ========

Total return(3)                                                      (0.14%)         4.30%          10.08%          3.35%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)......................      $2,264        $2,803          $3,223         $3,861
   Ratio of expenses to average net assets......................       0.85%         0.76%           0.69%          0.68%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........       1.27%         1.17%           3.12%          1.25%
   Ratio of net investment income to average net assets ........       4.78%         4.89%           5.10%          5.14%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..       4.36%         4.48%           2.67%          4.57%
   Portfolio turnover ..........................................         46%           84%             39%            39%


[RESTUBBED TABLE]

                                                                         Tax-Free Utah Fund - Class A
                                                                  ----------------------------------------
                                                                    Year         Two months        Year
                                                                    ended           ended          ended
                                                                   12/31/95        12/31/94       10/31/94
Net asset value, beginning of period ...........................     $9.800         $9.940         $11.070

Income (loss) from investment operations:
   Net investment income .......................................      0.590          0.100           0.600
   Net realized and unrealized gain (loss) on investments.......      1.240         (0.150)         (1.070)
                                                                   --------       --------        --------
   Total from investment operations ............................      1.830         (0.050)         (0.470)
                                                                   --------       --------        --------

Less dividends and distributions:
   Dividends from net investment income ........................     (0.590)        (0.090)         (0.600)
   Distributions from net realized gains on investments ........     --             --              (0.060)
                                                                   --------       --------        --------
   Total dividends and distributions ...........................     (0.590)        (0.090)         (0.660)
                                                                   --------       --------        --------
Net asset value, end of period .................................    $11.040         $9.800          $9.940
                                                                   ========       ========        ========

Total return(3)                                                      19.06%         (0.41%)         (4.50%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................     $4,142         $3,728          $4,054
   Ratio of expenses to average net assets .....................      0.38%          0.11%(4)        0.10%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly............      1.25%          1.14%(4)        1.25%
   Ratio of net investment income to average net assets ........      5.51%          6.38%(4)        5.64%
   Ratio of net investment income to average net assets ........
     prior to expense limitation and expenses paid indirectly...      4.64%          5.35%(4)        4.49%
   Portfolio turnover ..........................................        35%            --               2%

----------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencing May 1, 1997, Delaware Management Company replaced Voyageur
  Fund Managers, Inc. as the Fund's investment manager.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Annualized.

                             See accompanying notes
                                                        for tax-exempt income 15

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Tax-Free Utah Fund - Class B
                                                               -------------------------------------------------------------------
                                                                 Year     Eight months     Year           Year          Period
                                                                ended        ended         ended          ended      5/27/95(3) to
                                                               8/31/99     8/31/98(1)    12/31/97(2)     12/31/96       12/31/95
Net asset value, beginning of period ......................... $11.450       $11.330        $10.830       $11.040        $10.630

Income (loss) from investment operations:
   Net investment income .....................................   0.454         0.313          0.464         0.470          0.300
   Net realized and unrealized gain (loss) on investments ....  (0.546)        0.120          0.515        (0.210)         0.390
                                                              --------      --------       --------       --------      --------
   Total from investment operations...........................  (0.092)        0.433          0.979         0.260          0.690
                                                              --------      --------       --------       --------      --------

Less dividends and distributions:
   Dividends from net investment income ......................  (0.454)       (0.313)        (0.479)       (0.470)        (0.280)
   Distributions from net realized gains on investments ......  (0.084)         --             --             --            --
                                                              --------      --------       --------       --------      --------
   Total dividends and distributions .........................  (0.538)       (0.313)        (0.479)       (0.470)        (0.280)
                                                              --------      --------       --------       --------      --------
Net asset value, end of period................................ $10.820       $11.450        $11.330       $10.830        $11.040
                                                              ========       ========      ========       ========      ========

Total return(4)...............................................  (0.89%)        3.87%          9.28%         2.47%          6.60%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)....................    $533          $608           $558          $397           $363
   Ratio of expenses to average net assets....................   1.60%         1.51%          1.50%         1.46%          0.92%(5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly..................   2.02%         1.92%          3.93%         2.00%          2.00%(5)
   Ratio of net investment income to average net assets ......   4.03%         4.14%          4.29%         4.34%          4.74%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly.   3.61%         3.73%          1.86%         1.86%          3.66%(5)
   Portfolio turnover ........................................     46%           84%            39%           39%            35%

----------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencing May 1, 1997,  Delaware  Management  Company replaced  Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
3 Commencement of operations.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Annualized.

As of August 31, 1999, the Class C had one share outstanding, representing the initial seed purchase. Data from this Class are excluded because the data are not believed to be meaningful.

                             See accompanying notes

16 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      TAX-FREE WASHINGTON INSURED FUND - CLASS A
                                                      ----------------------------------------------------------------------------
                                                        YEAR   EIGHT MONTHS  YEAR        YEAR      YEAR     TWO MONTHS      YEAR
                                                       ENDED      ENDED      ENDED       ENDED     ENDED       ENDED       ENDED
                                                      8/31/99   8/31/98(1) 12/31/97(2) 12/31/96  12/31/95    12/31/94     10/31/94
Net asset value, beginning of period ................ $10.900    $10.770     $10.300    $10.440     $9.210     $9.370      $10.670

Income (loss) from investment operations:
   Net investment income ...........................    0.530      0.355       0.541      0.540      0.590      0.090        0.550
   Net realized and unrealized gain (loss)
    on investments .................................   (0.680)     0.131       0.481     (0.140)     1.210     (0.160)      (1.260)
                                                      -------    -------     -------    -------    -------     ------       ------
   Total from investment operations ................   (0.150)     0.486       1.022      0.400      1.800     (0.070)      (0.710)
                                                      -------    -------     -------    -------    -------     ------       ------

Less dividends and distributions:
   Dividends from net investment income ............   (0.530)    (0.356)     (0.552)    (0.540)    (0.570)    (0.090)      (0.570)
   Distributions from net realized gains
    on investments .................................       --         --          --         --         --         --       (0.020)
                                                      -------    -------     -------    -------    -------     ------       ------
   Total dividends and distributions................   (0.530)    (0.356)     (0.552)    (0.540)    (0.570)    (0.090)      (0.590)
                                                      -------    -------     -------    -------    -------     ------       ------
Net asset value, end of period .....................  $10.220    $10.900     $10.770    $10.300    $10.440     $9.210       $9.370
                                                      =======    =======     =======    =======    =======     ======       ======

Total return(3) ....................................   (1.51%)     4.59%      10.23%      3.98%     19.94%     (0.69%)      (6.85%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted)..........   $3,005     $2,325      $2,372     $2,382     $2,099     $2,049       $2,118
   Ratio of expenses to average net assets .........    0.52%      0.50%       0.49%      0.44%      0.28%      0.10%(4)     0.14%
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly.    1.42%      1.34%       1.38%      1.25%      1.25%      1.25%(4)     1.25%
   Ratio of net investment income to average
     net assets ....................................    4.90%      4.94%       5.20%      5.29%      5.57%      6.18%(4)     5.44%
   Ratio of net investment income to average
     net assets prior to expense limitation
     and expenses paid indirectly...................    4.00%      4.10%       4.31%      4.48%      4.60%      5.03%(4)     4.33%
   Portfolio turnover ..............................       1%         1%         20%        33%        51%        --           --

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 17

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     TAX-FREE WASHINGTON INSURED FUND - CLASS B
                                                              ---------------------------------------------------------
                                                                          EIGHT                                 PERIOD
                                                               YEAR      MONTHS        YEAR         YEAR      10/24/95(3)
                                                               ENDED      ENDED        ENDED        ENDED         TO
                                                              8/31/99    8/31/98(1) 12/31/97(2)    12/31/96    12/31/95
Net asset value, beginning of period .......................  $10.920     $10.780      $10.310     $10.440      $10.180

Income (loss) from investment operations:
   Net investment income....................................    0.448       0.301        0.471       0.470        0.090
   Net realized and unrealized gain (loss) on investments...   (0.680)      0.141        0.470      (0.140)       0.250
                                                              -------     -------      -------     -------      -------
   Total from investment operations ........................   (0.232)      0.442        0.941       0.330        0.340
                                                              -------     -------      -------     -------      -------

Less dividends:
   Dividends from net investment income ....................   (0.448)     (0.302)      (0.471)     (0.460)      (0.080)
                                                              -------     -------      -------     -------      -------
   Total dividends..........................................   (0.448)     (0.302)      (0.471)     (0.460)      (0.080)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period .............................  $10.240     $10.920      $10.780     $10.310      $10.440
                                                              =======     =======      =======     =======      =======

Total return(4)                                                (2.24%)      4.16%        9.38%       3.32%        3.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)..................   $1,436      $1,304         $963        $516          $15
   Ratio of expenses to average net assets..................    1.27%       1.25%        1.24%       1.21%        1.04%(5)
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........    2.17%       2.09%        2.13%       2.00%        2.00%(5)
   Ratio of net investment income to average net assets.....    4.15%       4.19%        4.45%       4.47%        4.44%(5)
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly..............................................    3.25%       3.35%        3.56%       3.68%        3.48%(5)
   Portfolio turnover ......................................       1%          1%          20%         33%          51%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

18 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      TAX-FREE WASHINGTON INSURED FUND - CLASS C
                                                              ---------------------------------------------------------
                                                                           EIGHT                               PERIOD
                                                               YEAR        MONTHS      YEAR         YEAR      4/21/95(3)
                                                               ENDED       ENDED       ENDED        ENDED         TO
                                                              8/31/99    8/31/98(1)  12/31/97(2)  12/31/96     12/31/95
Net asset value, beginning of period .......................  $10.910     $10.770      $10.300     $10.430       $9.940

Income (loss) from investment operations:
   Net investment income ...................................    0.448       0.302        0.465       0.450        0.310
   Net realized and unrealized gain (loss) on investments...   (0.690)      0.140        0.469      (0.140)       0.480
                                                              -------     -------      -------     -------      -------
   Total from investment operations ........................   (0.242)      0.442        0.934       0.310        0.790
                                                              -------     -------      -------     -------      -------

Less dividends:
   Dividends from net investment income ....................   (0.448)     (0.302)      (0.464)     (0.440)      (0.300)
                                                              -------     -------      -------     -------      -------
   Total dividends .........................................   (0.448)     (0.302)      (0.464)     (0.440)      (0.300)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period .............................  $10.220     $10.910      $10.770     $10.300      $10.430
                                                              =======     =======      =======     =======      =======

Total return(4)                                                (2.34%)      4.17%        9.31%       3.12%        8.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $197        $284          $69         $19          $19
   Ratio of expenses to average net assets .................    1.27%       1.25%        1.29%       1.37%        1.30%(5)
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly.........    2.17%       2.09%       2.18%        2.00%        2.00%(5)
   Ratio of net investment income to average net assets.....    4.15%       4.19%        4.40%       4.36%        4.45%(5)
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly .............................................    3.25%       3.35%        3.51%       3.73%        3.75%(5)
   Portfolio turnover.......................................       1%          1%          20%         33%          51%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                       for tax-exempt income 19


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999
--------------------------------------------------------------------------------

Delaware Tax-Free Utah Fund ("Tax-Free Utah Fund") and Delaware Tax-Free Washington Insured Fund ("Tax-Free Washington Insured Fund"), series within the Voyageur Investment Trust, are registered as open-end management investment companies under the Investment Company Act of 1940 (as amended). These financial statements and related notes pertain to the Tax-Free Utah Fund and the Tax-Free Washington Insured Fund (each referred to as a "Fund" or collectively as the "Funds"). The Funds offer three classes of shares. The Class A carries a front-end sales charge of 3.75%. The Class B carries a back-end deferred sales charge and the Class C carries a level load deferred sales charge.

The Tax-Free Utah Fund seeks a high level of current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Tax-Free Washington Insured Fund seeks a high level of current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 1999 are as follows:
                                                         SOFT DOLLAR
                                                          EXPENSES
                                                         -----------
   Tax-Free Utah Fund ...............................        $74
   Tax-Free Washington Insured Fund .................        $98

2. Investment Management and Other Transactions with Affiliates
Commencing January 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Tax-Free Utah Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. The Tax-Free Washington Insured Fund pays DMC an annual fee which is calculated at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. Prior to January 1, 1999, the Funds paid DMC an annual fee which was calculated at the rate of 0.50% of the average daily net assets of the Funds.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of distribution expenses, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through December 31, 1999.

The operating expense limits for each Fund are as follows:
                                                               OPERATING
                                                                EXPENSE
                                                            LIMITATION AS A
                                                             PERCENTAGE OF
                                                             AVERAGE DAILY
                                                              NET ASSETS
                                                             (PER ANNUM)
                                                           ----------------
Tax-Free Utah Fund ...................................          0.60%
Tax-Free Washington Insured Fund .....................          0.35%*

----------------------
* Prior to July 1, 1999, the expense limitation for Tax-Free Washington Insured Fund was 0.25%.

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1999, the Funds had payables to affiliates as follows:

                                           DIVIDEND DISBURSING,
                                             TRANSFER AGENT
                                            FEES,ACCOUNTING
                                               SERVICES
                                               AND OTHER       OTHER EXPENSES
                                               EXPENSES          PAYABLE TO
                                                PAYABLE            DMC AND
                                                TO DSC            AFFILIATES
                                              -------------    ----------------
Tax-Free Utah Fund ........................      $1,025            $  411
Tax-Free Washington Insured Fund ..........       1,164             1,918

20 for tax-exempt income

--------------------------------------------------------------------------------

2. Investment Management and Other Transactions with Affiliates (Continued) Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A and 1.00% of the average daily net assets of the B and Classes.

For the year ended August 31, 1999, commissions earned by DDLP on sales of the Funds' Class A shares were as follows:

Tax-Free Utah Fund ....................................      $476
Tax-Free Washington Insured Fund ......................     3,006

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended August 31, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                       PURCHASES     SALES
                                                       ----------  ----------
Tax-Free Utah Fund ................................    $1,449,431  $1,959,463
Tax-Free Washington Insured Fund ..................     1,024,979      10,000

At August 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                    AGGREGATE        AGGREGATE   NET UNREALIZED
                                                        COST OF     UNREALIZED      UNREALIZED    APPRECIATION
                                                       INVESTMENTS  APPRECIATION   DEPRECIATION  (DEPRECIATION)
                                                       -----------  ------------   ------------  ---------------
Tax-Free Utah Fund ................................    $2,700,568    $ 86,160        ($20,849)      $65,311
Tax-Free Washington Insured Fund ..................     5,014,873     114,913        (124,626)       (9,713)

For federal income tax purposes, Tax-Free Washington Insured Fund had accumulated capital losses at August 31, 1999 which may be carried forward and applied against future gains as follows:

                                                         YEAR OF     YEAR OF
                                                        EXPIRATION  EXPIRATION
                                                           2003        2004        Total
                                                        ----------  ----------    -------
Tax-Free Washington Insured Fund ..................       $77,949     $2,791      $80,740

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                  TAX-FREE UTAH FUND          TAX-FREE WASHINGTON INSURED FUND
                                                         --------------------------------    -----------------------------------
                                                                       EIGHT                                EIGHT
                                                            YEAR       MONTHS        YEAR         YEAR      MONTHS         YEAR
                                                           ENDED        ENDED       ENDED        ENDED       ENDED        ENDED
                                                          8/31/99      8/31/98    12/31/97      8/31/99     8/31/98     12/31/97
Shares sold:
   Class A ........................................        11,568      10,066       18,541      87,856       10,134      38,633
   Class B ........................................         9,852       2,835       12,225      32,827       31,122      50,130
   Class C ........................................            --          --           --       1,444       21,312       4,447

Shares issued upon reinvestment of distributions
  from net investment income and net realized
  gain on investments:
   Class A ........................................         3,824       2,657        5,592       5,795        3,273       6,061
   Class B ........................................         1,890       1,044        1,701       3,068        1,719       1,911
   Class C ........................................            --          --           --         843          276          86
                                                       ----------  ----------   ----------  ----------   ----------  ----------
                                                           27,134      16,602      38,059      131,833       67,836     101,268
                                                       ----------  ----------  ----------   ----------  ----------   ----------
Shares repurchased:
   Class A ........................................       (50,898)    (52,281)     (95,952)    (12,980)     (20,291)    (55,657)
   Class B ........................................       (15,574)         --       (1,374)    (15,012)      (2,728)    (12,744)
   Class C ........................................            --          --           --      (9,025)      (1,963)         --
                                                       ----------  ----------   ----------  ----------   ----------   ----------
                                                          (66,472)    (52,281)     (97,326)    (37,017)     (24,982)    (68,401)
                                                       ----------  ----------   ----------  ----------   ----------  ----------
Net increase (decrease) ...........................       (39,338)    (35,679)     (59,267)     94,816       42,854      32,867
                                                       ==========  ==========   ==========  ==========   ==========  ==========

                                                        for tax-exempt income 21

--------------------------------------------------------------------------------

5. Lines of Credit
The Funds have a committed line of credit for the following amounts:

   Tax-Free Utah Fund .............................      $200,000
   Tax-Free Washington Insured Fund ...............       200,000

No amounts were outstanding at August 31, 1999, or at any time during the fiscal year.

6. Credit And Market Risk
The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Fund Liquidation
On September 16, 1999, the Board of Directors of Voyageur Investment Trust voted to liquidate the Tax-Free Utah Fund and Tax-Free Washington Insured Fund. The planned liquidation date is November 18, 1999, at which time the net assets of the Funds will be distributed to shareholders on that date.


8. Tax Information (Unaudited)
The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 1999, each Fund designates as long term capital gains, ordinary income and tax-exempt income distributions paid during the year as follows:

                                  LONG TERM         ORDINARY        TAX          TOTAL
                                CAPITAL GAINS        INCOME        EXEMPT     DISTRIBUTIONS
FUND                             DISTRIBUTIONS    DISTRIBUTIONS    INTEREST    (TAX BASIS)
--------------------------------------------------------------------------------------------
Tax-Free Utah
   Fund                             14%               --              86%          100%
Tax-Free Washington
   Insured Fund                     --                --             100%          100%

22 for tax-exempt income

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS

VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE UTAH FUND

VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE WASHINGTON INSURED FUND


We have audited the accompanying statements of net assets of Delaware Tax-Free Utah Fund and Delaware Tax-Free Washington Insured Fund (the "Funds") as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
October 1,1999
                                                       for tax-exempt income 23


PROXY RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

Voyageur Investment Trust shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Voyageur Investment Trust Board of Directors.

                                                          SHARES   SHARES VOTED
                                                           VOTED     WITHHELD
                                                            FOR      AUTHORITY
                                                  ------------------------------
   Wayne A. Stork .................................       556,726     35,951
   Jeffrey J. Nick * ..............................       556,726     35,951
   Walter P. Babich ...............................       556,726     35,951
   Anthony D. Knerr ...............................       556,726     35,951
   Ann R. Leven ...................................       556,726     35,951
   W. Thacher Longstreth ..........................       556,726     35,951
   Thomas F. Madison ..............................       556,726     35,951
   Charles E. Peck ................................       556,726     35,951

----------------------
   *  Jeffrey J. Nick resigned from Board of Directors on June 4, 1999.

2. To approve the redesignation of the investment objective from fundamental to non-fundamental.

                                                       FOR     AGAINST   ABSTAIN
                                                  ------------------------------
   Tax-Free Utah Fund .............................   145,724       0    21,897
   Tax-Free Washington Insured Fund ...............   184,553   7,963     6,353

3. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G)

3A.To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                                       FOR     AGAINST   ABSTAIN
                                                  ------------------------------
   Tax-Free Utah Fund .............................  145,724        0    21,897
   Tax-Free Washington Insured Fund ...............  197,128      312     1,429

3B.To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                                       FOR     AGAINST  ABSTAIN
                                                   -----------------------------
   Tax-Free Utah Fund ............................... 145,724       0    21,897
   Tax-Free Washington Insured Fund ................. 195,406       0     3,463

3C.To adopt a new fundamental investment restriction concerning underwriting.

                                                       FOR     AGAINST   ABSTAIN
                                                     ---------------------------
   Tax-Free Utah Fund .............................  145,724       0     21,897
   Tax-Free Washington Insured Fund ...............  195,507    1,933     1,429

3D.To adopt a new fundamental investment restriction concerning investments in real estate.

                                                       FOR     AGAINST  ABSTAIN
                                                      --------------------------
   Tax-Free Utah Fund .............................   145,724       0    21,897
   Tax-Free Washington Insured Fund ...............   193,473   3,967     1,429

3E.To adopt a new fundamental investment restriction concerning investments in commodities.

                                                        FOR     AGAINST ABSTAIN
                                                       -------------------------
   Tax-Free Utah Fund .............................    145,724       0   21,897
   Tax-Free Washington Insured Fund ...............    190,392   7,048    1,429

3F.To adopt a new fundamental investment restriction concerning lending by the Fund.

                                                       FOR     AGAINST   ABSTAIN
                                                       -------------------------
   Tax-Free Utah Fund .............................    145,724      0    21,897
   Tax-Free Washington Insured Fund ...............    190,704  4,702     3,463

3G.To reclassify all current fundamental investment restrictions as non-fundamental.

                                                        FOR    AGAINST   ABSTAIN
                                                        ------------------------
   Tax-Free Utah Fund .............................     145,724      0   21,897
   Tax-Free Washington Insured Fund ...............     192,145  3,261    3,463

4. To approve a new investment management agreement with Delaware Management Company for the Funds.

                                                        FOR     AGAINST  ABSTAIN
                                                       -------------------------
   Tax-Free Utah Fund .............................    145,724       0   21,897
   Tax-Free Washington Insured Fund ...............    194,179       0    4,690

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Investment Trust.

                                                       FOR     AGAINST   ABSTAIN
                                                       -------------------------
                                                       472,897       0   34,338

6. To approve the restructuring of Voyageur Investment Trust from a Massachusetts Business Trust into a Maryland Corporation.

                                                       FOR     AGAINST   ABSTAIN
                                                       -------------------------
                                                       338,795       0   27,695

D E L A W A R E   I N V E S T M E N T S   F A M I L Y   OF   F U N D S

FOR GROWTH OF CAPITAL
Delaware Select Growth Fund
Delaware Trend Fund
Delaware DelCap Fund
Delaware Small Cap Value Fund
Delaware U.S. Growth Fund
Delaware Growth Stock Fund
Delaware Tax-Efficient Equity Fund
Delaware Social Awareness Fund

FOR TOTAL RETURN
Delaware Blue Chip Fund
Delaware Devon Fund
Delaware Growth and Income Fund
Delaware Decatur Equity Income Fund
Delaware REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Delaware Emerging Markets Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund
Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Global Bond Fund

FOR CURRENT INCOME
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund Delaware
Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware American Government Bond Fund
Delaware U.S. Government Securities Fund
Delaware Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Delaware Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Delaware Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey,
  New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE TAX-FREE UTAH FUND AND DELAWARE TAX-FREE
Washington Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free Utah Fund or Delaware Tax-Free Washington Insured Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

directors
& officers

INVESTMENT MANAGER

Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


(photo of globe)

[PHOTO OF GLOBES]


When used with prospective investors, this report must be preceded or accompanied by a current Delaware Tax-Free Utah Fund and Delaware Tax-Free Washington Insured Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.


DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

(2201)J5190
AR-UTWA[8/99]PPL10/99